Retirement Plans	12 Months Ended
Sep. 30, 2012
Retirement Plans [Abstract]
Retirement Plans
Retirement Plans

We have defined benefit pension plans for certain U.S. and Canadian employees. In addition, under several labor contracts, we make payments, based on hours worked, into multiemployer pension plan trusts established for the benefit of certain collective bargaining employees in facilities both inside and outside the United States. We also have a Supplemental Executive Retirement Plan (“SERP”) and other non-qualified defined benefit pension plans that provide unfunded supplemental retirement benefits to certain of our executives and former executives. The SERP provides for incremental pension benefits in excess of those offered in our principal pension plan.

Salaried and nonunion hourly employees hired on or after January 1, 2005 are not eligible to participate in RockTenn benefit plans in effect prior to the Smurfit-Stone Acquisition. However, we provide an enhanced 401(k) plan match for such employees. The defined benefit pension plans acquired in connection with the Smurfit-Stone Acquisition cover substantially all hourly employees, as well as salaried employees hired prior to January 1, 2006. These plans were frozen for salaried employees at various stages prior to the acquisition. The postretirement plans that were acquired in connection with the Smurfit-Stone Acquisition provide certain health care and life insurance benefits for certain salaried and hourly employees who meet specified age and service requirements as defined by the plans. The references in the tables that follow to Canadian pension plans and U.S. and Canadian postretirement plans are plans acquired in the Smurfit-Stone acquisition.

The benefits under our defined benefit pension plans are based on either compensation or a combination of years of service and negotiated benefit levels, depending upon the plan. We allocate our pension assets to several investment management firms across a variety of investment styles. Our defined benefit Investment Committee meets at least four times a year with our investment advisors to review each management firm’s performance and monitor their compliance with their stated goals, our investment policy and applicable regulatory requirements in the U.S. and Canada.

We understand that investment returns are volatile. We believe that, by investing in a variety of asset classes and utilizing multiple investment management firms, we can create a portfolio that yields adequate returns with reduced volatility. After we consulted with our actuary and investment advisors, we adopted the target allocations in the table that follows for our pension plans to produce the desired performance. These target allocations are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below target ranges or modify the allocations.

Target Allocations

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	40%	41%	29%	38%
Fixed income investments	45%	46%	58%	56%
Short-term investments	2%	2%	1%	2%
Other investments	13%	11%	12%	4%

At September 30, 2011 we were in the process of transitioning to our target allocations in the U.S. plans. We transitioned to our target allocations in fiscal 2012. In fiscal 2012 we changed the asset allocation of our Canadian pension plans.

Our actual pension plans' asset allocations by asset category at September 30 were as follows:

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	42%	28%	31%	35%
Fixed income investments	45%	50%	58%	61%
Short-term investments	3%	13%	2%	1%
Other investments	10%	9%	9%	3%
Total	100%	100%	100%	100%

We manage our retirement plans in accordance with the provisions of ERISA and the regulations pertaining thereto as well as applicable legislation in Canada. Our investment policy objectives include maximizing long-term returns at acceptable risk levels, diversifying among asset classes, as applicable, and among investment managers as well as establishing certain risk parameters within asset classes. We have allocated our investments within the equity and fixed income asset classes to sub-asset classes designed to meet these objectives. In addition, our other alternative investments support multi-strategy objectives.

In developing our weighted average expected rate of return on plan assets, we consulted with our investment advisor and evaluated criteria based on historical returns by asset class and long-term return expectations by asset class. We currently expect to contribute approximately $208 million to our qualified defined benefit pension plans in fiscal 2013. However, it is possible that our assumptions or legislation may change, actual market performance may vary or we may decide to contribute a different amount. Therefore, the amount we contribute may vary materially. The expense for multiemployer plans for collective bargaining employees generally equals the contributions for these plans. We use a September 30 measurement date.

The assumptions used to measure the benefit plan obligations at September 30 were:

	Pension Plans		Postretirement plans
	2012	2011	2012	2011
Discount rate – U.S. Plans	4.22%	5.27%	4.22%	5.27%
Rate of compensation increase – U.S. Plans	2.00 - 2.50%	3.22%	N/A	N/A
Discount rate – Canadian Plans	4.14%	4.90%	4.14%	4.90%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.13%	3.00%	3.00%
Discount rate – SERP and Other Executive Plans	2.57 - 4.22%	0.87 - 4.61%	N/A	N/A
Rate of compensation increase – SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A

We determine the discount rate with the assistance of actuaries. At September 30, 2012, the discount rate for the U.S. pension and postretirement plans was determined based on the yield on a theoretical portfolio of high-grade corporate bonds, and the discount rate for the Canadian pension, postretirement plans, SERP and the other executive plans was determined based on a yield curve developed by our actuary.

The theoretical portfolio of high-grade corporate bonds used to select the September 30, 2012 discount rate for the U.S. pension plans includes bonds generally rated Aa- or better with at least $100 million outstanding par value and bonds that are non-callable (unless the bonds possess a “make whole” feature). The theoretical portfolio of bonds has cash flows that generally match our expected benefit payments in future years.

Our assumption regarding the increase in compensation levels is reviewed periodically and the assumption is based on both our internal planning projections and recent history of actual compensation increases. We typically review our expected long-term rate of return on plan assets periodically through an asset allocation study with either our actuary or investment advisor. For fiscal 2013, we are changing our expected rate of return to 7.5% for our U.S. plans and to 6.9% for our Canadian plans based on an updated analysis of our long-term expected rate of return and our current asset allocation.

Changes in benefit obligation for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Benefit obligation at beginning of year	$4,363.5	$472.1	$167.5	$0.8
Service cost	30.1	17.2	1.5	0.6
Interest cost	221.4	95.1	7.8	3.2
Amendments	2.6	0.6	(0.2)	(1.0)
Actuarial loss (gain)	555.3	127.4	(2.5)	2.0
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	(4.2)	3,823.3	—	169.7
Foreign currency rate changes	65.3	(71.8)	3.6	(3.7)
Benefit obligation at end of year	$4,973.5	$4,363.5	$166.2	$167.5

The accumulated benefit obligation of the pension plans was $4,921.3 million and $4,318.8 million at September 30, 2012 and 2011, respectively. At September 30, 2012 and 2011, no plan had a fair value of plan assets which exceeded its accumulated benefit obligation.

Changes in plan assets for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Fair value of plan assets at beginning of year	$2,919.4	$306.3	$—	$—
Actual gain (loss) on plan assets	400.6	(114.8)	—	—
Employer contributions	367.5	62.4	11.5	4.1
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	—	2,823.8	—	—
Foreign currency rate changes	53.2	(57.9)	—	—
Fair value of assets at end of year	$3,480.2	$2,919.4	$—	$—

Our fiscal 2012 contributions include approximately $12.8 million to fund benefit payments for one of our non-qualified plans.

The table below sets forth the underfunded status recognized in the consolidated balance sheets at September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Other current liability	$(0.2)	$(13.1)	$(12.0)	$(12.3)
Accrued pension and other long-term benefits	(1,493.1)	(1,431.0)	(154.2)	(155.2)
Net amount recognized	$(1,493.3)	$(1,444.1)	$(166.2)	$(167.5)

The pre-tax amounts in accumulated other comprehensive loss at September 30 not yet recognized as components of net periodic pension cost consist of (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Net actuarial loss (income)	$877.0	$520.8	$(0.1)	$2.0
Prior service cost (credit)	5.0	3.2	(1.8)	(1.0)
Total accumulated other comprehensive loss (income)	$882.0	$524.0	$(1.9)	$1.0

The pre-tax amounts recognized in other comprehensive loss are as follows at September 30 (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Net actuarial loss (income) arising during period	$377.6	$334.0	$13.6	$(2.5)	$2.0
Amortization of net actuarial loss	(21.4)	(18.9)	(19.3)	—	—
Prior service cost (credit) arising during period	2.6	0.7	0.2	(0.5)	(1.0)
Amortization of prior service (cost) credit	(0.8)	(0.7)	(0.9)	0.1	—
Net amount recognized in other comprehensive loss (income)	$358.0	$315.1	$(6.4)	$(2.9)	$1.0

The net periodic pension cost recognized in the consolidated statements of income is comprised of the following for fiscal years ended (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Service cost	$30.1	$17.2	$11.1	$1.5	$0.6
Interest cost	221.4	95.1	23.8	7.8	3.2
Expected return on plan assets	(222.1)	(91.9)	(23.9)	—	—
Amortization of net actuarial loss	21.4	18.9	19.3	—	—
Amortization of prior service cost (credit)	0.8	0.7	0.9	(0.1)	—
Company defined benefit plan expense	51.6	40.0	31.2	9.2	3.8
Multiemployer and other plans	9.8	4.6	1.8	—	—
Net pension cost	$61.4	$44.6	$33.0	$9.2	$3.8

The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation (“APBO”) are as follows at September 30:

2012
U.S. Plans
Health care cost trend rate assumed for next year	9.38%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%
Year the rate reaches the ultimate trend rate	2030
Canadian Plans
Health care cost trend rate assumed for next year	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.70%
Year the rate reaches the ultimate trend rate	2029

The effect of a 1% change in the assumed health care cost trend rate would increase and decrease the APBO as of September 30, 2012 by approximately $8 million and would increase and decrease the annual net periodic postretirement benefit cost for 2012 by an immaterial amount.

Weighted-average assumptions used in the calculation of benefit plan expense for fiscal years ended:

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Discount rate – U.S. Plans	5.27%	5.50%	5.53%	5.27%	5.56%
Rate of compensation increase – U.S Plans	2.75 - 3.32%	3.11%	2.0-3.5%	N/A	N/A
Expected long-term rate of return on plan assets – U.S. Plans	8.00%	7.86%	8.65%	N/A	N/A
Discount rate – Canadian Plans	3.51 - 4.90%	5.13%	N/A	4.90%	5.13%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.75%	N/A	3.00%	3.75%
Expected long-term rate of return on plan assets – Canadian Plans	3.51 - 6.00%	6.00%	N/A	N/A	N/A
Discount rate – SERP and Other Executive Plans	0.87 - 4.61%	0.24 - 5.09%	4.21%	N/A	N/A
Rate of compensation increase SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A	N/A
The estimated losses that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in fiscal 2013 are as follows (in millions):

	Pension Plans	Postretirement Plans
Actuarial loss	$40.6	$—
Prior service cost (credit)	0.9	(0.2)
	$41.5	$(0.2)

Our projection of estimated benefit payments (unaudited), which reflect expected future service, as appropriate, are as follows (in millions):

	Pension Plans	Postretirement Plans
Fiscal 2013	$282.4	$12.0
Fiscal 2014	304.5	12.1
Fiscal 2015	283.3	12.0
Fiscal 2016	289.9	11.9
Fiscal 2017	294.0	11.9
Fiscal Years 2018 – 2022	1,526.7	58.0

The following tables summarize our pension plan assets measured at fair value on a recurring basis (at least annually) as of September 30, 2012 and September 30, 2011 (in millions):

	September 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$275.5	$107.1	$168.4	$—
Non-U.S. equities(a)	808.3	99.8	708.5	—
Hedged equities(a)	277.4	—	277.4	—
Fixed income securities:
U.S. government securities(b)	152.6	—	152.6	—
Non-U.S. government securities(c)	83.6	—	83.6	—
US corporate bonds(c)	667.7	98.3	569.4	—
Non-US corporate bonds(c)	489.8	188.8	301.0	—
Mortgage-backed securities(c)	46.5	—	46.5	—
Other fixed income(d)	233.0	—	233.0	—
Short-term investments(e)	114.4	114.4	—	—
Other investments:
Alternative investments(f)	331.4	—	268.1	63.3
	$3,480.2	$608.4	$2,808.5	$63.3

	September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$266.6	$154.6	$112.0	$—
Non-U.S. equities(a)	611.3	215.8	395.5	—
Fixed income securities:
U.S. government securities(b)	115.3	61.3	54.0	—
Non-U.S. government securities(c)	295.7	8.0	287.7	—
US corporate bonds(c)	628.1	75.2	552.9	—
Non-US corporate bonds(c)	389.6	128.2	260.0	1.4
Mortgage-backed securities(c)	36.6	—	36.6	—
Other fixed income(d)	73.0	4.4	68.6	—
Short-term investments(e)	289.9	289.9	—	—
Other investments:
Alternative investments(f)	213.3	—	31.4	181.9
	$2,919.4	$937.4	$1,798.7	$183.3
_______________

(a)
Equity securities are comprised of the following investment types: (i) common stock; (ii) preferred stock; (iii) equity exchange traded funds; (iv) hedged equity investments and (v) commingled equity funds. Investments in common and preferred stocks are valued using quoted market prices multiplied by the number of shares owned. The investment in exchange traded funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date. The hedged equity investment is a commingled fund that consists primarily of equity indexed investments which are hedged by options and also holds collateral in the form of short term treasury securities. The commingled funds investments are valued at the net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(b)	U.S. government securities include treasury and agency debt. These investments are valued using a broker quote in an active market.

(c)
These investments are valued utilizing a market approach that includes various valuation techniques and sources such as value generation models, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data. The U.S. corporate bonds category is primarily comprised of U.S. dollar denominated investment grade securities. Commingled debt funds are valued at their net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(d)
Other fixed income is comprised of municipal and asset-backed securities. Investments are valued utilizing a market approach that includes various valuation techniques and sources such as, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data.

(e)	Short-term investments are valued at $1.00/unit, which approximates fair value. Amounts are generally invested in interest-bearing accounts.

(f)
The alternative investments are diversified across multiple asset managers and several types of asset classes including hedge funds, private equity partnerships and real estate funds. The hedge funds are valued at net asset value. Fair value of the private equity partnerships is determined based on discounted cash flow analysis that utilizes unobservable inputs such as weighted average cost of capital ranging from 7.3% to 20.0%, residual growth rate assumptions ranging from 1.5% to 4.0%, revenue growth rates ranging from 1.6% to 9.1% and EBITDA of market comparable companies with multiples ranging from 4.8 to 14.5. The fair value of our real estate funds is based on the utilization of various unobservable inputs including but not limited to rental rate factors ranging from 0% to 25%, capitalization rates ranging from 5% to 8%, discount rates ranging from 7% to 9% and inflation rates ranging from 0% to 5%.

The following table summarizes the changes in our Level 3 pension plan assets for the years ended September 30, 2012 and 2011 (in millions):

	Non-US Corporate Bonds	Alternative Investments	Total
Balance as of September 2010	$1.4	$23.0	$24.4
Purchases, sales, issuances, and settlements, net	—	179.2	179.2
Actual return on plan assets, relating to instruments still held at end of year	—	—	—
Transfers in / (out) of level 3	—	(20.3)	(20.3)
Balance as of September 30, 2011	$1.4	$181.9	$183.3
Purchases, sales, issuances, and settlements, net	(1.3)	(1.6)	(2.9)
Actual return on plan assets:
Relating to instruments still held at end of year	—	9.7	9.7
Relating to instruments sold during the year	(0.1)	2.8	2.7
Transfers in / (out) of level 3	—	(129.5)	(129.5)
Balance as of September 30, 2012	$—	$63.3	$63.3

The pension assets acquired in connection with the fiscal 2011 Smurfit-Stone Acquisition are included in the Purchases, sales, issuances, and settlements, net line in the table above. They are the primary reason for the increase in the Level 3 assets in fiscal 2011. Various alternative investments are subject to initial one-year lock-up restrictions with monthly or quarterly redemption requirements that include a specified notice period in order to liquidate. As such, these alternative investments are categorized as Level 3 assets in fiscal 2011. In fiscal 2012 these lock-up restrictions expired and the alternative investments were transferred to Level 2.

Multiemployer Plans

We participate in several multiemployer pension plans (“MEPPs”) administered by labor unions that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements (“CBAs”). Approximately 48% of our employees are covered by CBAs, of which approximately 13% of our employees who are covered by CBAs that have expired and another 27% are covered by CBAs that expire within one year. As one of many participating employers in these MEPPs, we are generally responsible with the other participating employers for any plan underfunding. Our contributions to a particular MEPP are established by the applicable CBAs; however, our required contributions may increase based on the funded status of an MEPP and legal requirements such as those of the Pension Protection Act of 2006 (the “PPA”), which requires substantially underfunded MEPPs to implement a funding improvement plan (“FIP”) or a rehabilitation plan (“RP”) to improve their funded status. Factors that could impact funded status of an MEPP include, without limitation, investment performance, changes in the participant demographics, decline in the number of contributing employers, changes in actuarial assumptions and the utilization of extended amortization provisions.
A FIP or RP requires a particular MEPP to adopt measures to correct its underfunded status. These measures may include, but are not limited to: (a) an increase in our contribution rate to the applicable CBA, (b) a reallocation of the contributions already being made by participating employers for various benefits to individuals participating in the MEPP and/or (c) a reduction in the benefits to be paid to future and/or current retirees. In addition, the PPA requires that a 5% surcharge be levied on employer contributions for the first year commencing shortly after the date the employer receives notice that the MEPP is in critical status and a 10% surcharge on each succeeding year until a CBA is in place with terms and conditions consistent with the RP.
We could also be obligated to make future payments to MEPPs if we either cease to have an obligation to contribute to the MEPP or significantly reduce our contributions to the MEPP because we reduce our number of employees who are covered by the relevant MEPP for various reasons, including, but not limited to, layoffs or closures, assuming the MEPP has unfunded vested benefits. The amount of such payments (known as a complete or partial withdrawal liability) generally would equal our proportionate share of the MEPPs' unfunded vested benefits. We believe that certain of the MEPP's in which we participate have material unfunded vested benefits. Primarily as a result of the Smurfit-Stone Acquisition, our share of the contributions to some of these plans did exceed 5% of total plan contributions for certain plan years. Due to uncertainty regarding future factors that could trigger withdrawal liability, as well as the absence of specific information regarding matters such as the MEPP's current financial situation due in part to delays in reporting, the potential withdrawal or bankruptcy of other contributing employers, the impact of future plan performance or the success of current and future funding improvement or rehabilitation plans to restore solvency to the plans, we are unable to determine the amount and timing of any future withdrawal liability, changes in future funding obligations, or the impact of increased contributions, including those that could be triggered by a mass withdrawal of other employers from a MEPP. There can be no assurance that the impact of increased contributions, future funding obligations or future withdrawal liabilities will not be material to our results of operations, financial condition or cash flows. At September 30, 2012 and 2011 we had a withdrawal liability recorded of $3.9 million and $3.9 million, respectively, in connection with the Smurfit-Stone Acquisition.

The following table lists our participation in our multiemployer and other plans for the years ended September 30 that are individually significant (in millions):

Pension Fund	EIN / Pension Plan Number	Pension Protection Act Zone Status		FIP / RP Status Pending / Implemented	Contributions (a)			Surcharge imposed?	Expiration CBA
		2012	2011		2012	2011	2010
U.S. Multiemployer plans:
Pace Industry Union-Management Pension Fund	11-6166763 / 001	Red	Red	Yes-Implemented	$3.6	$1.8	$0.6	Yes	9/30/11 to 6/2/2015
Other Funds					6.2	2.8	1.2
Total Contributions:					$9.8	$4.6	$1.8

(a)
Contributions represent the amounts contributed to the plan during the fiscal year. Contributions to the Pace Industry Union-Management Pension Fund for fiscal 2010 did not exceed 5% of total plan contributions; however, our contributions for fiscal 2011 exceeded 5% of total plan contributions. The increase was primarily due to contributions related to locations acquired as part of the Smurfit-Stone Acquisition. Although the plan data for fiscal 2012 is not yet available, we would expect to continue to exceed 5% of total plan contributions.

Defined Contribution Plans

We have 401(k) and other defined contribution plans that cover all of our salaried and nonunion hourly employees as well as certain employees covered by union collective bargaining agreements, subject to an initial waiting period. The 401(k) plans permit participants to make contributions by salary reduction pursuant to Section 401(k) of the Code. Due primarily to acquisitions, we have had plans with varied terms, at September 30, 2012 the company contributions are generally up to 3% to 4%. During fiscal 2012, 2011, and 2010, we recorded expense of $31.8 million, $20.3 million, and $12.3 million, respectively, related to the 401(k) plans and defined contribution plans.

Supplemental Retirement Plans

We have supplemental retirement savings plans (the “Supplemental Plans”) that are nonqualified deferred compensation plans. We intend to provide participants with an opportunity to supplement their retirement income through deferral of current compensation. These plans are divided into a broad based section and the senior executive section. The broad based section was put into effect on January 1, 2006 for certain highly compensated employees whose 401(k) contributions were capped at a maximum deferral rate in certain 401(k) plans in an effort to pass the nondiscrimination tests in those plans. Participants in the broad based section of the plan can contribute base pay up to a certain maximum dollar amount determined annually. In addition, amounts are contributed for certain executives whose participation in our pension plans is limited or excluded. Contributions in the broad based section of the plan are not matched. Amounts deferred and payable under the Supplemental Plans are our unsecured obligations (the “Obligations”), and rank equally with our other unsecured and unsubordinated indebtedness outstanding. Each participant in the senior executive portion of the plan elects the amount of eligible base salary and/or eligible bonus to be deferred to a maximum deferral of 6% of base salary and eligible bonus. We match $0.50 on the dollar of the amount contributed by participants in the senior executive section. Each Obligation will be payable on a date selected by us pursuant to the terms of the Supplemental Plans. Generally, we are obligated to pay the Obligations after termination of the participant’s employment or in certain emergency situations. We will adjust each participant’s account for investment gains and losses under the Supplemental Plans in accordance with the participant’s investment election or elections (or default election or elections) as in effect from time to time. We will make all such adjustments at the same time and in accordance with the same procedures followed under our 401(k) plans for crediting investment gains and losses to a participant’s account under our 401(k) plans. The Obligations are denominated and payable in United States dollars. The amount recorded for both the asset and liability was approximately $6.9 million and $8.7 million respectively, at September 30, 2012. The investment alternatives available under the Supplemental Plans are generally similar to investment alternatives you would find available under 401(k) plans. The recorded expense for the current fiscal year and the preceding two fiscal years was not significant.